Shareholders' Equity (Schedule of fair value assumptions) (Details)		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023
Shareholders' Equity [Abstract]
Dividend yield		0.00%	0.00%
Expected volatility		55.00%
Expected volatility, minimum			39.00%
Expected volatility, maximum			48.00%
Risk-free interest rate		3.50%
Risk-free interest rate, minimum			2.00%
Risk-free interest rate, maximum			4.00%
Expected life (years)	[1]	4 years	4 years
Vesting period (years)		1 year	1 year

[1]	Expected life for the periods presented was determined according to the simplified method. The Company determined that the simplified method is appropriate due to substantial changes in vesting periods of options granted which cause existing historical experience to be irrelevant to expectations for current grants.